UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of SACO I Trust 2005-WM3 Mortgage-Backed Certificates, Series 2005-WM3, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
SACO I Trust
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Administrator:
Brian Whiteley 312.992.1743
brian.whiteley@abnamro.com
Analyst:
William Wong 714.259.6243
william.wong@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SACO5WM3
SACO5WM3_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Oct-05
25-Nov-05
25-Sep-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities I LLC
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10.411757%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
SACO I Trust
Mortgage-Backed Certificates
Series 2005-WM3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Bond Payments
Statement Date:
ABN AMRO Acct: 723098.4
981.835603265
23.443948776
0.000000000
958.391654490
3.886977959
4.6387500000%
0.00
0.00
0.000000000
4.4537500000%
0.000000000
785778LS8
A-1
49,000,000.00
1,148,753.49
0.00
46,961,191.07
190,461.92
48,109,944.56
969.873094277
38.883406792
0.000000000
930.989687484
3.710303382
4.4887500000%
0.00
0.00
0.000000000
4.3037500000%
0.000000000
785778LT6
A-2
160,952,000.00
6,258,362.09
0.00
149,844,652.18
597,180.75
156,103,014.27
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038888847
4.7287500000%
0.00
0.00
0.000000000
4.5437500000%
0.000000000
785778LU3
A-3
105,998,000.00
0.00
0.00
105,998,000.00
428,114.14
105,998,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.216666601
4.9287500000%
0.00
0.00
0.000000000
4.7437500000%
0.000000000
785778LV1
M-1
50,984,000.00
0.00
0.00
50,984,000.00
214,982.53
50,984,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.243333333
4.9587500000%
0.00
0.00
0.000000000
4.7737500000%
0.000000000
785778LW9
M-2
14,316,000.00
0.00
0.00
14,316,000.00
60,747.56
14,316,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.350000000
5.0787500000%
0.00
0.00
0.000000000
4.8937500000%
0.000000000
785778LX7
M-3
11,050,000.00
0.00
0.00
11,050,000.00
48,067.50
11,050,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394444346
5.1287500000%
0.00
0.00
0.000000000
4.9437500000%
0.000000000
785778LY5
M-4
11,302,000.00
0.00
0.00
11,302,000.00
49,666.01
11,302,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.438889355
5.1787500000%
0.00
0.00
0.000000000
4.9937500000%
0.000000000
785778LZ2
M-5
9,544,000.00
0.00
0.00
9,544,000.00
42,364.76
9,544,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.838888692
5.6287500000%
0.00
0.00
0.000000000
5.4437500000%
0.000000000
785778MA6
B-1
11,302,000.00
0.00
0.00
11,302,000.00
54,689.12
11,302,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.061111490
5.8787500000%
0.00
0.00
0.000000000
5.6937500000%
0.000000000
785778MB4
B-2
8,790,000.00
0.00
0.00
8,790,000.00
44,487.17
8,790,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.594444444
6.4787500000%
0.00
0.00
0.000000000
6.2937500000%
0.000000000
785778MC2
B-3
7,785,000.00
0.00
0.00
7,785,000.00
43,552.75
7,785,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
7.283333466
8.3787500000%
0.00
0.00
0.000000000
8.1937500000%
0.000000000
785778MD0
B-4
25,115,000.00
0.00
0.00
25,115,000.00
182,920.92
25,115,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
59.157442299
0.00
0.00
0.000000000
N/A
0.000000000
785778MF5
C
36,166,866.87
0.00
0.00
36,166,866.87
2,139,539.34
36,166,866.87
1000.000000000
0.000000000
0.000000000
1000.000000000
778508.200000000
0.00
77,850.82
778508.200000000
N/A
0.000000000
785778ME8
P
100.00
0.00
0.00
100.00
77,850.82
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778MG3
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778MH1
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778MJ7
R-X
0.00
0.00
0.00
0.00
0.00
0.00
22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10.411757%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
SACO I Trust
Mortgage-Backed Certificates
Series 2005-WM3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Bond Payments
Statement Date:
ABN AMRO Acct: 723098.4
Total P&I Payment
0.00
77,850.82
502,304,966.87
496,565,925.70
11,581,740.87
Total
489,158,810.12
7,407,115.58
0.00
4,174,625.29
22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Statement Date:
Cash Reconciliation Summary
Interest Summary
Available Interest
4,174,625.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
228,723.48
124,223.92
7,054,168.18
0.00
0.00
0.00
11,586,499.64
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
496,565,825.70
228,723.48
7,178,392.10
0.00
0.00
0.00
489,158,710.12
9,617
122
0
0
9,495
197,847.85
Overcollateralization Increase Amt
Trigger Event
No
0.00
7,407,115.58
Overcollateralization Amt
36,166,866.87
Less OC Increase Amount
Remittance Interest
0.00
4,174,625.30
7,178,392.10
Interest Due Trust
4,179,384.06
Total Fees
202,606.61
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Rolling 3-Month Delinquency
%
0.41
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
0.00
0.00
Trustee Fees
4,758.76
Total Reimbursement Amt

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
A-1
Act/360
32
190,461.92
0.00
190,461.92
190,461.92
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
A-2
Act/360
32
597,180.75
0.00
597,180.75
597,180.75
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
A-3
Act/360
32
428,114.14
0.00
428,114.14
428,114.14
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-1
Act/360
32
214,982.53
0.00
214,982.53
214,982.53
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-2
Act/360
32
60,747.56
0.00
60,747.56
60,747.56
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-3
Act/360
32
48,067.50
0.00
48,067.50
48,067.50
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-4
Act/360
32
49,666.01
0.00
49,666.01
49,666.01
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
M-5
Act/360
32
42,364.76
0.00
42,364.76
42,364.76
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-1
Act/360
32
54,689.12
0.00
54,689.12
54,689.12
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-2
Act/360
32
44,487.17
0.00
44,487.17
44,487.17
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-3
Act/360
32
43,552.75
0.00
43,552.75
43,552.75
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
B-4
Act/360
32
182,920.92
0.00
182,920.92
182,920.92
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
C
2,139,539.34
0.00
2,139,539.34
2,139,539.34
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
P
0.00
0.00
77,850.82
77,850.82
0.00
0.00
0.00
4,096,774.47
0.00
0.00
0.00
0.00
0.00
4,174,625.29
4,174,625.29
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A-1
NA
NA
9/25/2035
46,961,191.07
0.00
0.00
48,109,944.56
49,000,000.00
35,472.23
0.00
0.00
0.00
1,113,281.26
A-2
NA
NA
9/25/2035
149,844,652.18
0.00
0.00
156,103,014.27
160,952,000.00
193,251.25
0.00
0.00
0.00
6,065,110.84
A-3
NA
NA
9/25/2035
105,998,000.00
0.00
0.00
105,998,000.00
105,998,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
9/25/2035
50,984,000.00
0.00
0.00
50,984,000.00
50,984,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
9/25/2035
14,316,000.00
0.00
0.00
14,316,000.00
14,316,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
9/25/2035
11,050,000.00
0.00
0.00
11,050,000.00
11,050,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
9/25/2035
11,302,000.00
0.00
0.00
11,302,000.00
11,302,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
9/25/2035
9,544,000.00
0.00
0.00
9,544,000.00
9,544,000.00
0.00
0.00
0.00
0.00
0.00
B-1
NA
NA
9/25/2035
11,302,000.00
0.00
0.00
11,302,000.00
11,302,000.00
0.00
0.00
0.00
0.00
0.00
B-2
NA
NA
9/25/2035
8,790,000.00
0.00
0.00
8,790,000.00
8,790,000.00
0.00
0.00
0.00
0.00
0.00
B-3
NA
NA
9/25/2035
7,785,000.00
0.00
0.00
7,785,000.00
7,785,000.00
0.00
0.00
0.00
0.00
0.00
B-4
NA
NA
9/25/2035
25,115,000.00
0.00
0.00
25,115,000.00
25,115,000.00
0.00
0.00
0.00
0.00
0.00
C
NA
NA
9/25/2035
36,166,866.87
0.00
0.00
36,166,866.87
36,166,866.87
0.00
0.00
0.00
0.00
0.00
P
NA
NA
9/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
228,723.48
0.00
7,178,392.10
0.00
502,304,966.87
489,158,810.12
496,565,925.70
22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
77,850.82
77,850.82
Total Excess Allocated to the Bonds
77,850.82
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
77,850.82
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
785778LS8
NR
Aaa
AAA
A-2
785778LT6
NR
Aaa
AAA
A-3
785778LU3
NR
Aaa
AAA
M-1
785778LV1
NR
Aa2
AA
M-2
785778LW9
NR
Aa3
AA-
M-3
785778LX7
NR
A1
A+
M-4
785778LY5
NR
A2
A
M-5
785778LZ2
NR
A3
A-
B-1
785778MA6
NR
Baa1
BBB+
B-2
785778MB4
NR
Baa2
BBB
B-3
785778MC2
NR
Baa3
BBB-
B-4
785778MD0
NR
NR
BB
C
785778MF5
NR
NR
NR
P
785778ME8
NR
NR
NR

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
3.77%
3.90%
0.62%
0.79%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
358
19,070,566
59
3,850,115
0
0
0
0
9,078
466,238,029
95.61%
95.31%
1.24%
1.34%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
119
6,642,427
0
0
0
0
0
0
9,498
489,923,399
98.76%
98.66%

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
1
21,888
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.01%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.03%
0.02%
0
0
3
73,535
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
1
21,899
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.01%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.03%
0.01%
0
0
3
73,619
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
9,495
97.89%
489,158,710
97.38%
1.27%
1.42%
0
0.00%
0
0.00%
350
10.41%
9.90%
122
7,054,168
0.00
0.00
0.00
0.00
25-Nov-05
9,617
99.14%
496,565,826
98.86%
0.86%
1.08%
0
0.00%
0
0.00%
352
10.41%
9.90%
83
5,432,926
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

SACO I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage-Backed Certificates
Series 2005-WM3
ABN AMRO Acct: 723098.4
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Dec-2005 - 09:56 (X968-X984) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..